UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------



                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 11, 1998



                           Commission File No. 1-11527



                          HOSPITALITY PROPERTIES TRUST
               (Exact name of registrant as specified in charter)



               Maryland                                      04-3262075
            (State or other                                (IRS employer
            jurisdiction of                             identification no.)
            incorporation)



  400 Centre Street, Newton, Massachusetts                     02458
  (Address of principal executive offices)                  (Zip code)



        Registrant's telephone number, including area code: 617-964-8389

Item 7.  Financial Statements, Pro Forma Financial Insformation and Exhibits.

         (c) Exhibits

         1.1 Underwriting Agreement between Hospitality Properties Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated November 11, 1998.

         3.1      Hospitality Properties Trust Bylaws, as amended May 19, 1998.

         8.1      Opinion of Sullivan & Worcester LLP.

         23.1     Consent of Arthur Anderson LLP.

         23.2     Consent of Ernst & Young LLP.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        HOSPITALITY PROPERTIES TRUST



                                        By: /s/ Thomas M. O'Brien
                                            Thomas M. O'Brien, Treasurer and
                                            Chief Financial Officer

Date: November 11, 1998